Fair Value Measurements	12 Months Ended
Dec. 31, 2017
Fair Value Disclosures [Abstract]
Fair Value Measurements
. Fair Value Measurements
Fair value is defined as the price that would be received for an asset or the exit price that would be paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants. The standards establish a fair value hierarchy that gives the highest priority to observable inputs and the lowest priority to unobservable inputs.
The following table presents the fair value hierarchy level for each of the Company’s assets and liabilities that are measured and recorded at fair value on a recurring basis.

	December 31, 2017			December 31, 2016
Description	Level 1(1)	Level 2(2)	Level 3(3)	Level 1(1)	Level 2(2)	Level 3(3)
	(in millions)
Assets
Cash equivalents	$310	$—	$—	$104	$—	$—
Derivatives (foreign currency forward contracts)	—	11	—	—	12	—
Total assets	$310	$11	$—	$104	$12	$—

Liabilities
Derivatives (foreign currency forward contracts)	$—	$1	$—	$—	$6	$—
Contingent consideration(4)	—	—	31	—	—	29
Total liabilities	$—	$1	$31	$—	$6	$29
__________________

(1)
Level 1 is based on quoted market prices available in active markets for identical assets or liabilities as of the reporting date. Cash equivalents are primarily held in registered money market funds, which are valued using quoted market prices.

(2)
Level 2 is based on pricing inputs other than quoted prices in active markets, which are either directly or indirectly observable. The fair value is determined using a valuation model based on observable market inputs, including quoted foreign currency forward exchange rates and consideration of non-performance risk.

(3)	Level 3 is based on pricing inputs that are not observable and not corroborated by market data.

(4)
The contingent consideration liability represents the future potential earn-out payments relating to the MacH and Open Water Power acquisitions. The fair value of the MacH contingent consideration liability is based on a Monte Carlo Simulation of the aggregate revenue of MacH for the three-year period ending December 31, 2019. The significant unobservable inputs used in calculating the fair value of the MacH contingent consideration include: (i) projected revenues of the MacH acquired business, (ii) company specific risk premium, which is a component of the discount rate applied to the revenue projections and (iii) volatility. The fair value of the Open Water Power contingent consideration liability is based on the Scenario-Based Method of the income approach using post-acquisition milestone achievements of Open Water Power through December 31, 2020. The significant unobservable inputs used in calculating the fair value of the Open Water Power contingent consideration include: (i) timing of achieving the milestones associated with the contingent consideration arrangement, (ii) probabilities of achieving each milestone and (iii) discount rate. The fair value of the contingent consideration for potential earn-out payments is reassessed quarterly, including an analysis of the significant inputs used in the evaluation, as well as the accretion of the present value discount. Changes are reflected within cost of sales in the consolidated statements of operations.

The table below presents the changes to contingent consideration obligations during the year ended December 31, 2017.

December 31, 2017
(in millions)
Balance at beginning of period	$29
Acquisitions	14
Changes in fair value of contingent consideration, net	(12)
Balance at end of period	$31